OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2023
OTHER INCOME, NET
Schedule of Other Nonoperating Income (Expense)

Components of other income, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Income from licensed patents	—	—	50,581
Guarantee income	6,365	—	—
Donations	(4,454)	(6,824)	(25,791)
Disposal of Jiangsu Jinko-Tiansheng Co., Ltd.(“Tiansheng”)	—	12,474	—
Disposal of solar power project in Argentina	—	1,758	—
Fair value gains from short term investments	—	—	1,125
Others	—	(5,837)	219
Total	1,911	1,571	26,134